Exhibit 99.7


MBNA MASTER CREDIT CARD TRUST II SERIES 1995-C

KEY PERFORMANCE FACTORS
April 30, 1998



        Expected B Maturity                         7/15/05


        Blended Coupon                               6.4269%



        Excess Protection Level
          3 Month Average   5.39%
            April, 1998   5.80%
            March, 1998   5.75%
            February, 1998   4.62%


        Cash Yield                                  18.66%


        Investor Charge Offs                         4.96%


        Base Rate                                    7.90%


        Over 35 Day Delinquency                      5.03%


        Seller's Interest                           14.63%


        Total Payment Rate                          14.61%


        Total Principal Balance                     $35,947,972,379.88


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $5,259,577,861.39